UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 25, 2020

Date of Report (Date of Earliest Event Reported)

IntelGenx Technologies Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31187	870638336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6420 Abrams, Ville St- Laurent, Quebec, Canada	H4S 1Y2
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (514) 331-7440

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	IGXT IGX	OTCQB TSX Venture Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                      ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On June 25, 2020, IntelGenx Technologies Corp. (the "Company") entered into the Second Supplemental Trust Indenture (the "Supplemental Indenture") to the Trust Indenture (the "Indenture") dated as of July 12, 2017, as amended, with TSX Trust Company (the "Trustee").

The Supplemental Indenture was entered into for the purpose of (i) extending the maturity date of the debentures to June 30, 2022 and (ii) decreasing the conversion price of the debentures to CND$0.50 such that 2,000 common shares will be issued for each CND$1,000 principal amount of debentures converted, subject to the adjustments set forth in the Indenture, as amended.

The Indenture is more fully described in the Company's Current Reports on Form 8-K filed the United States Securities and Exchange Commission on July 12, 2017 and August 9, 2017.

The foregoing is a summary of certain material terms and conditions of the Supplemental Indenture and are not a complete discussion of such agreement. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Supplemental Indenture attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On June 25, 2020, the Company issued a press release announcing the approval by the debentureholders of the amendments to the debentures. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

4.1	Second Supplemental Trust Indenture to the Trust Indenture Dated as of July 12, 2017

99.1	Press release dated June 25, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELGENX TECHNOLOGIES CORP.

Date: December 23, 2020

By: /s/ Horst G. Zerbe
Horst G. Zerbe
Chief Executive Officer